Income Taxes	12 Months Ended
Dec. 31, 2016
Income Taxes [Abstract]
Income Taxes
(8) Income Taxes

A summary of income tax expense included in the Consolidated Statements of Income follows:

(dollars in thousands)	For the year ended December 31,
	2016	2015	2014
Current tax expense:
Federal	$20,904	19,864	22,046
State	1,524	1,647	2,386
Total current tax expense	22,428	21,511	24,432
Deferred tax expense	3,261	3,011	2,964
Total income tax expense	$25,689	24,522	27,396

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2016 and 2015, are as follows:

	December 31,
(dollars in thousands)	2016	2015
	Deductible temporary differences	Deductible temporary differences
Benefits and deferred remuneration	$(5,474)	$(4,992)
Difference in reporting the allowance for loan losses, net	18,117	18,576
Other income or expense not yet reported for tax purposes	129	2,607
Depreciable assets	(638)	(796)
Net deferred tax asset at end of year	12,134	15,395
Net deferred tax asset at beginning of year	15,395	18,406

Deferred tax expense	$3,261	$3,011

Deferred tax assets are recognized subject to management’s judgment that realization is more likely than not. Based primarily on the sufficiency of historical and expected future taxable income, management believes it is more likely than not that the remaining deferred tax asset of $12.1 million and $15.4 million at December 31, 2016 and 2015, respectively, will be realized.

In addition to the deferred tax items described in the preceding table, the Company has deferred tax assets of $4.4 million and $3.0 million at December 31, 2016 and 2015, respectively, relating to the net unrealized losses on securities available for sale and deferred tax (liabilities) assets of ($339) thousand and $193 thousand at December 31, 2016 and 2015, respectively, as a result of the net change in overfunded position in the Company’s pension and postretirement benefit plans recorded, net of tax, as an adjustment to accumulated other comprehensive loss.

The effective tax rates differ from the statutory federal income tax rate. The reasons for these differences are as follows:

	For the years ended December 31,
	2016	2015	2014
Statutory federal income tax rate	35.0%	35.0	35.0

Increase/(decrease) in taxes resulting from:
Tax exempt income	(0.1)	(0.1)	(0.1)
State income tax (including alternative minimum tax), net of federal tax benefit	1.8	1.8	2.7
Other items	0.9	-	0.7
Effective income tax rate	37.6%	36.7	38.3

On a periodic basis, the Company evaluates its income tax positions based on tax laws and regulations and financial reporting considerations, and records adjustments as appropriate. This evaluation takes into consideration the status of taxing authorities’ current examinations of the Company’s tax returns, recent positions taken by the taxing authorities on similar transactions, if any, and the overall tax environment in relation to uncertain tax positions.

For the years ended December 31, 2016 and 2015 the unrecognized tax benefits and change in those unrecognized tax benefits from the beginning of the year are as follows:

(dollars in thousands)

Balance as of January 1, 2015	$213

Change in unrecognized tax reserve	-

Balance as of December 31, 2015	$213

Decrease due to lapse in statute of limitations	(213)

Balance as of December 31, 2016	$-

The Company does not anticipate a material charge to the amount of unrecognized tax benefits in the next twelve months.

The Company recognizes interest and/or penalties related to income tax matters in noninterest expense. For the years 2016, 2015, and 2014, these amounts were not material. The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction as well as in various states. In the normal course of business, the Company is subject to U.S. federal, state, and local income tax examinations by tax authorities.  The Company's federal and state income tax returns for the years 2013 through 2016 remain open to examination.